Weyerhaeuser Company				Exhibit 99.2
Q2.2016 Analyst Package
Preliminary results (unaudited)

Consolidated Statement of Operations(1)(2)

in millions	Q1	Q2		Year-to-date
	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Net sales	$1,405	$1,655	$1,345	$3,060	$2,625
Cost of products sold	1,089	1,258	1,057	2,347	2,050
Gross margin	316	397	288	713	575
Selling expenses	23	22	24	45	49
General and administrative expenses	76	94	63	170	129
Research and development expenses	5	4	5	9	8
Charges for integration and restructuring, closures and asset impairments	111	14	—	125	14
Other operating costs (income), net	(52)	5	(4)	(47)	25
Operating income from continuing operations	153	258	200	411	350
Equity earnings from joint ventures	5	7	—	12	—
Interest income and other	9	10	9	19	18
Interest expense, net of capitalized interest	(95)	(114)	(85)	(209)	(167)
Earnings from continuing operations before income taxes	72	161	124	233	201
Income taxes	(11)	(31)	1	(42)	(8)
Earnings from continuing operations	61	130	125	191	193
Earnings from discontinued operations, net of income taxes	20	38	19	58	52
Net earnings	81	168	144	249	245
Dividends on preference shares	(11)	(11)	(11)	(22)	(22)
Net earnings attributable to Weyerhaeuser common shareholders	$70	$157	$133	$227	$223
(1) Discontinued operations as presented herein consist of the operations of our Cellulose Fibers segment. The corresponding assets and liabilities have been classified as held for sale on our balance sheet as of June 30, 2016. All periods presented have been revised to separate the results of discontinued operations from the results of our continuing operations. Detailed operating results of discontinued operations are presented on page 10.

(2) Amounts presented reflect the balances and results of operations acquired in our merger with Plum Creek Timber, Inc., beginning on the merger date of February 19, 2016.

Per Share Information

	Q1	Q2		Year-to-date
	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Earnings per share attributable to Weyerhaeuser common shareholders, basic and diluted:
Continuing operations	$0.08	$0.16	$0.22	$0.25	$0.33
Discontinued operations	0.03	0.05	0.04	0.08	0.10
Net earnings per share	$0.11	$0.21	$0.26	$0.33	$0.43

Dividends paid per common share	$0.31	$0.31	$0.29	$0.62	$0.58

Weighted average shares outstanding (in thousands):
Basic	632,004	743,140	516,626	687,572	520,008
Diluted	634,872	747,701	519,804	691,060	523,595

Common shares outstanding at end of period (in thousands)	759,044	733,010	514,121	733,010	514,121

Weyerhaeuser Company
Q2.2016 Analyst Package
Preliminary results (unaudited)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*

in millions	Q1	Q2		Year-to-date
	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Net earnings	$81	$168	$144	$249	$245
Earnings from discontinued operations, net of income taxes	(20)	(38)	(19)	(58)	(52)
Equity earnings from joint ventures	(5)	(7)	—	(12)	—
Interest income and other	(9)	(10)	(9)	(19)	(18)
Interest expense, net of capitalized interest	95	114	85	209	167
Income taxes	11	31	(1)	42	8
Operating income from continuing operations	153	258	200	411	350
Depreciation, depletion and amortization	104	133	80	237	164
Basis of real estate sold	17	13	1	30	11
Non-operating pension and postretirement credits	(12)	(10)	(3)	(22)	(6)
Special items	74	19	—	93	13
Adjusted EBITDA*	$336	$413	$278	$749	$532

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Beginning in the first quarter of 2016, we revised our definition of Adjusted EBITDA to add back the basis of real estate sold. We have revised our prior-period presentation to conform to our current reporting.
Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, pension and postretirement costs not allocated to business segments and special items. Adjusted EBITDA excludes results from joint ventures.
Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Special Items Included in Net Earnings (income tax affected)

in millions	Q1	Q2		Year-to-date
	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Net earnings attributable to Weyerhaeuser common shareholders	$70	$157	$133	$227	$223
Plum Creek merger- and integration-related costs	98	4	—	102	—
Gain on sale of non-strategic asset	(22)	—	—	(22)	—
Legal expense	—	7	—	7	—
Restructuring, impairments and other charges	—	—	—	—	9
Net earnings attributable to Weyerhaeuser common shareholders before special items	146	168	133	314	232
Earnings from discontinued operations, net of income taxes	(20)	(38)	(19)	(58)	(52)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$126	$130	$114	$256	$180

per share	Q1	Q2		Year-to-date
	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.11	$0.21	$0.26	$0.33	$0.43
Plum Creek merger- and integration-related costs	0.15	—	—	0.14	—
Gain on sale of non-strategic asset	(0.03)	—	—	(0.03)	—
Legal expense	—	0.01	—	0.01	—
Restructuring, impairments and other charges	—	—	—	—	0.01
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	0.23	0.22	0.26	0.45	0.44
Earnings from discontinued operations, net of income taxes	(0.03)	(0.05)	(0.04)	(0.08)	(0.10)
Net earnings from continuing operations per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.20	$0.17	$0.22	$0.37	$0.34

Weyerhaeuser Company
Q2.2016 Analyst Package
Preliminary results (unaudited)
Consolidated Balance Sheet

in millions	March 31, 2016	June 30, 2016	December 31, 2015

ASSETS
Current assets:
Cash and cash equivalents	$411	$485	$1,011
Receivables, less allowances	382	409	276
Receivables for taxes	25	7	30
Inventories	423	387	325
Prepaid expenses and other current assets	123	132	63
Assets of discontinued operations	1,929	1,908	1,934
Total current assets	3,293	3,328	3,639
Property and equipment, net	1,446	1,462	1,233
Construction in progress	151	172	144
Timber and timberlands at cost, less depletion charged to disposals	14,547	14,474	6,479
Minerals and mineral rights, net	325	319	14
Investments in and advances to joint ventures	938	905	—
Goodwill	40	40	40
Deferred tax assets	291	250	254
Other assets	409	424	302
Restricted financial investments held by variable interest entities	615	615	615
Total assets	$22,055	$21,989	$12,720

LIABILITIES AND EQUITY
Current liabilities:
Notes payable	$4	$1	$4
Accounts payable	284	300	204
Accrued liabilities	483	590	427
Liabilities of discontinued operations	674	666	690
Total current liabilities	1,445	1,557	1,325
Note payable to timberland venture	835	830	—
Long-term debt	7,715	8,013	4,787
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511	511
Deferred pension and other postretirement benefits	983	926	987
Deposit received from contribution of timberlands to related party	—	437	—
Other liabilities	285	285	241
Total liabilities	11,774	12,559	7,851
Total equity	10,281	9,430	4,869
Total liabilities and equity	$22,055	$21,989	$12,720

Weyerhaeuser Company
Q2.2016 Analyst Package
Preliminary results (unaudited)
Consolidated Statement of Cash Flows

in millions	Q1	Q2		Year-to-date
	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Cash flows from operations:
Net earnings	$81	$168	$144	$249	$245
Noncash charges (credits) to income:
Depreciation, depletion and amortization	142	147	118	289	241
Basis of real estate sold	17	13	1	30	11
Deferred income taxes, net	18	38	3	56	16
Pension and other postretirement benefits	4	1	11	5	21
Other noncash charges (credits)	(33)	16	2	(17)	42
Change in:
Receivables less allowances	(47)	(43)	(10)	(90)	(26)
Receivable for taxes	10	25	12	35	14
Inventories	(43)	60	42	17	(15)
Prepaid expenses	(1)	—	9	(1)	(2)
Accounts payable and accrued liabilities	(70)	106	66	36	(25)
Pension and postretirement contributions	(17)	(12)	(19)	(29)	(39)
Distributions received from joint ventures	5	—	—	5	—
Other	(19)	(27)	(12)	(46)	(29)
Net cash from operations	47	492	367	539	454

Cash flows from investing activities:
Capital expenditures:
Purchases of property and equipment	(57)	(83)	(99)	(140)	(170)
Timberlands reforestation costs	(16)	(18)	(9)	(34)	(27)
Acquisition of timberlands	(6)	(2)	—	(8)	(32)
Proceeds from sale of assets	70	13	4	83	6
Proceeds from contribution of timberlands to related party	—	440	—	440	—
Distributions received from joint ventures	24	3	—	27	—
Cash and cash equivalents acquired in the merger with Plum Creek	9	—	—	9	—
Other	—	(3)	12	(3)	12
Cash from (used in) investing activities	24	350	(92)	374	(211)

Cash flows from financing activities:
Cash dividends on common shares	(241)	(228)	(149)	(469)	(301)
Cash dividends on preference shares	—	(11)	(11)	(11)	(11)
Proceeds from issuance of long-term debt	1,098	300	—	1,398	—
Payments of long-term debt	(720)	(3)	—	(723)	—
Repurchase of common stock	(798)	(831)	(154)	(1,629)	(407)
Other	(7)	8	2	1	17
Cash from financing activities	(668)	(765)	(312)	(1,433)	(702)

Net change in cash and cash equivalents	(597)	77	(37)	(520)	(459)

Cash and cash equivalents from continuing operations at beginning of period	1,011	411	1,151	1,011	1,577
Cash and cash equivalents from discontinued operations at beginning of period	1	4	7	1	3
Cash and cash equivalents at beginning of period	1,012	415	1,158	1,012	1,580

Cash and cash equivalents from continuing operations at end of period	411	485	1,117	485	1,117
Cash and cash equivalents from discontinued operations at end of period	4	7	4	7	4
Cash and cash equivalents at end of period	$415	$492	$1,121	$492	$1,121

Cash paid (received) during the year for:
Interest, net of amount capitalized	$133	$92	$58	$225	$172
Income taxes	$(13)	$(12)	$4	$(25)	$5

Noncash investing and financing activities:
Equity issued as consideration for our merger with Plum Creek	$6,383	$—	$—	$6,383	$—

Weyerhaeuser Company			Total Company Statistics
Q2.2016 Analyst Package
Preliminary results (unaudited)

Selected Total Company Items

in millions	Q1	Q2		Year-to-date
	March 31, 2016	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$7	$8	$9	$15	$19
Pension and postretirement credits not allocated	(12)	(10)	(3)	(22)	(6)
Accelerated pension costs included in Plum Creek merger-related costs (not allocated)	5	—	—	5	—
Total pension and postretirement costs for continuing operations	—	(2)	6	(2)	13
Pension and postretirement service costs directly attributable to discontinued operations	4	3	5	7	8
Total company pension and postretirement costs	$4	$1	$11	$5	$21

Cash spent for capital expenditures for continuing operations	$(51)	$(89)	$(77)	$(140)	$(139)

Weyerhaeuser Company		Timberlands Segment
Q2.2016 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Sales to unaffiliated customers		$387	$471	$328	$858	$651
Intersegment sales		222	193	187	415	415
Total net sales		609	664	515	1,273	1,066
Cost of products sold		459	509	383	968	778
Gross margin		150	155	132	305	288
Selling expenses		1	2	1	3	3
General and administrative expenses		28	32	19	60	40
Research and development expenses		4	4	4	8	7
Other operating income, net		(12)	(8)	(9)	(20)	(18)
Operating income and Net contribution to earnings		$129	$125	$117	$254	$256

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Operating income		$129	$125	$117	$254	$256
Depreciation, depletion and amortization		70	95	51	165	104
Adjusted EBITDA*		$199	$220	$168	$419	$360
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Selected Segment Items

		Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Total decrease (increase) in working capital (1)		$(53)	$28	$52	$(25)	$26
Cash spent for capital expenditures		$(20)	$(31)	$(17)	$(51)	$(41)
(1) Working capital does not include cash balances. Represents the change in combined working capital of Timberlands and Real Estate & ENR.

Segment Statistics(2)

		Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Third Party Net Sales (millions)	Delivered logs:
	West	$215	$232	$221	$447	$431
	South	101	154	58	255	116
	North	13	19	—	32	—
	Other	7	7	3	14	11
	Total delivered logs	336	412	282	748	558
	Stumpage and pay-as-cut timber	15	23	10	38	14
	Products from international operations	16	21	25	37	49
	Recreational and other lease revenue	6	8	5	14	11
	Other revenue	14	7	6	21	19
	Total	$387	$471	$328	$858	$651
Delivered Logs Third Party Sales Realizations (per ton)	West	$100.71	$98.21	$100.00	$99.39	$102.08
	South	$36.39	$35.54	$36.98	$35.87	$37.02
	North	$59.31	$65.43	$—	$62.95	$—
	International	$15.73	$23.29	$20.53	$18.59	$19.17
Delivered Logs Third Party Sales Volumes (tons, thousands)(3)	West	2,133	2,363	2,207	4,496	4,215
	South	2,781	4,340	1,582	7,121	3,137
	North	210	292	—	502	—
	International	146	89	197	235	362
	Other	169	169	61	338	257
Fee Harvest Volumes (tons, thousands)(3)	West	2,801	2,980	2,662	5,781	5,419
	South	5,030	7,061	3,559	12,091	6,900
	North	260	454	—	714	—
	International	299	248	242	547	505
	Other	—	181	—	181	—
(2) The Western region includes Washington and Oregon. The Southern region includes Virginia, North Carolina, South Carolina, Florida, Georgia, Alabama, Mississippi, Louisiana, Arkansas, Texas and Oklahoma. The Northern region includes West Virginia, Maine, New Hampshire, Vermont, Michigan, Wisconsin and Montana. Other includes our Canadian operations and managed Twin Creeks operations.

(3) Beginning in first quarter 2016, we report log sales and fee harvest volumes in tons. Prior period volumes have been converted from cubic meters to tons using annualized 2015 conversion factors as follows:
West: 1.056 m3 = 1 ton
South: 0.818 m3 = 1 ton
Canada (in Other): 1.244 m3 = 1 ton
International: 0.907 m3 = 1 ton

Weyerhaeuser Company				Real Estate, Energy and Natural Resources Segment
Q2.2016 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Total net sales		$39	$38	$13	$77	$47
Cost of products sold		20	19	2	39	12
Gross margin		19	19	11	38	35
Selling expenses		—	—	—	—	—
General and administrative expenses		4	8	2	12	3
Charges for integration, restructuring, closures and asset impairments		—	1	—	1	—
Other operating income, net		—	(2)	(1)	(2)	(1)
Operating income		15	12	10	27	33
Equity earnings (loss) from joint ventures(1)		—	—	—	—	—
Net contribution to earnings		$15	$12	$10	$27	$33
(1) Equity earnings (loss) from joint ventures attributed to the Real Estate and ENR segment are generated from our investments in our real estate development ventures.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Operating income		$15	$12	$10	$27	$33
Depreciation, depletion and amortization		2	3	—	5	—
Basis of real estate sold		17	13	1	30	11
Adjusted EBITDA*		$34	$28	$11	$62	$44
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Selected Segment Items

		Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Cash spent for capital expenditures		$—	$(1)	$—	$(1)	$—

Segment Statistics

		Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Net Sales (millions)	Real Estate	$30	$26	$8	$56	$35
	Energy and natural resources	9	12	5	21	12
	Total	$39	$38	$13	$77	$47
Acres sold	Real Estate	15,225	10,020	1,220	25,245	15,595
Price per acre	Real Estate	$1,980	$2,555	$4,490	$2,210	$2,025

Weyerhaeuser Company				Wood Products Segment
Q2.2016 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Sales to unaffiliated customers		$979	$1,146	$1,004	$2,125	$1,927
Intersegment sales		22	22	22	44	41
Total net sales		1,001	1,168	1,026	2,169	1,968
Cost of products sold		862	957	903	1,819	1,732
Gross margin		139	211	123	350	236
Selling expenses		22	20	23	42	46
General and administrative expenses		27	30	26	57	53
Research and development expenses		1	—	1	1	1
Restructuring, closures and impairment		1	4	—	5	—
Other operating costs, net		1	1	2	2	3
Operating income and Net contribution to earnings		$87	$156	$71	$243	$133

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Operating income		$87	$156	$71	$243	$133
Depreciation, depletion and amortization		30	33	27	63	53
Adjusted EBITDA*		$117	$189	$98	$306	$186
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Selected Segment Items

		Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Total decrease (increase) in working capital (1)		$(132)	$35	$42	$(97)	$(57)
Cash spent for capital expenditures		$(29)	$(52)	$(60)	$(81)	$(97)
(1) Working capital does not include cash balances.

Segment Statistics

in millions, except for third-party sales realizations		Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Structural Lumber (board feet)	Third party net sales	$419	$498	$450	$917	$884
	Third party sales realizations	$364	$399	$383	$382	$393
	Third party sales volumes (2)	1,152	1,249	1,175	2,401	2,250
	Production volumes	1,129	1,205	1,087	2,334	2,130
Engineered Solid Section (cubic feet)	Third party net sales	$109	$115	$113	$224	$207
	Third party sales realizations	$1,971	$1,922	$2,032	$1,946	$2,001
	Third party sales volumes (2)	5.5	6.0	5.6	11.5	10.4
	Production volumes	5.6	5.9	5.6	11.5	10.6
Engineered I-joists (lineal feet)	Third party net sales	$66	$73	$76	$139	$137
	Third party sales realizations	$1,507	$1,471	$1,502	$1,488	$1,506
	Third party sales volumes (2)	44	50	50	94	91
	Production volumes	46	46	48	92	91
Oriented Strand Board (square feet 3/8')	Third party net sales	$163	$182	$147	$345	$284
	Third party sales realizations	$214	$240	$191	$227	$193
	Third party sales volumes (2)	759	761	771	1,520	1,471
	Production volumes	749	733	700	1,482	1,404
Softwood Plywood (square feet 3/8')	Third party net sales	$35	$50	$36	$85	$69
	Third party sales realizations	$317	$382	$354	$352	$360
	Third party sales volumes (2)	110	131	101	241	190
	Production volumes	88	111	63	199	124
(2) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company			Unallocated Items
Q2.2016 Analyst Package
Preliminary results (unaudited)

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with financing and the elimination of intersegment profit in inventory, equity earnings from our Timberland Venture, and the LIFO reserve.

Contribution to Earnings

in millions	Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Unallocated corporate function expenses	$(17)	$(24)	$(16)	$(41)	$(34)
Unallocated share-based compensation	(2)	1	1	(1)	4
Unallocated pension & postretirement credits	12	10	3	22	6
Foreign exchange gains (losses)	13	1	9	14	(20)
Elimination of intersegment profit in inventory and LIFO	(6)	(2)	18	(8)	4
Gain on sale of non-strategic asset	36	8	—	44	—
Charges for integration and restructuring, closures and asset impairments:
Plum Creek merger- and integration-related costs	(110)	(8)	—	(118)	—
Other restructuring, closures and asset impairments	—	(1)	—	(1)	(14)
Other	(4)	(20)	(13)	(24)	(18)
Operating income (loss)	(78)	(35)	2	(113)	(72)
Equity earnings from joint venture (1)	5	7	—	12	—
Interest income and other	9	10	9	19	18
Net contribution to earnings	$(64)	$(18)	$11	$(82)	$(54)
(1) Equity earnings from joint venture included in Unallocated Items is generated from our investment in our timberland venture.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Operating income (loss)	$(78)	$(35)	$2	$(113)	$(72)
Depreciation, depletion and amortization	2	2	2	4	7
Non-operating pension and postretirement credits	(12)	(10)	(3)	(22)	(6)
Special items	74	19	—	93	13
Adjusted EBITDA*	$(14)	$(24)	$1	$(38)	$(58)
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Plum Creek merger- and integration-related costs	(110)	(8)	—	(118)	—
Gain on sale of non-strategic asset	36	—	—	36	—
Legal expense	—	(11)	—	(11)	—
Restructuring, impairments and other charges	—	—	—	—	(13)
Total	$(74)	$(19)	$—	$(93)	$(13)

Unallocated Selected Items

	Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Cash spent for capital expenditures	$(2)	$(5)	$—	$(7)	$(1)

Weyerhaeuser Company				Discontinued Operations
Q2.2016 Analyst Package
Preliminary results (unaudited)

Discontinued operations consist of our Cellulose Fibers businesses, which were previously disclosed as a separate reportable business segment.

Discontinued Operations Statement of Operations

in millions		Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
	Total net sales	$430	$456	$467	$886	$914
	Costs of products sold	386	374	417	760	809
	Gross margin	44	82	50	126	105
	Selling expenses	4	3	4	7	7
	General and administrative expenses	9	8	8	17	16
	Research and development expenses	1	2	1	3	3
	Charges for integration and restructuring, closures and asset impairments	6	25	—	31	—
	Other operating income, net	(9)	(10)	(6)	(19)	(14)
	Operating income	33	54	43	87	93
	Equity loss from joint venture	(2)	(1)	(7)	(3)	(13)
	Interest expense, net of capitalized interest	(2)	(1)	(3)	(3)	(4)
	Earnings from discontinued operations before income taxes	29	52	33	81	76
	Income taxes	(9)	(14)	(14)	(23)	(24)
	Net earnings from discontinued operations	$20	$38	$19	$58	$52

Discontinued Operations Selected Items

in millions		Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
	Depreciation, depletion and amortization	$38	$15	$38	$53	$77
	Cash spent for capital expenditures	$(22)	$(12)	$(31)	$(34)	$(58)

Discontinued Operations Statistics

		Q1.2016	Q2.2016	Q2.2015	YTD.2016	YTD.2015
Pulp (air-dry metric tons)	Third party net sales (millions)	$351	$350	$368	$701	$728
	Third party sales realizations	$755	$762	$823	$758	$838
	Third party sales volumes (thousands)	464	460	448	924	869
	Production volumes (thousands)	457	454	422	911	864
Liquid Packaging Board (metric tons)	Third party net sales (millions)	$67	$85	$84	$152	$158
	Third party sales realizations	$1,068	$1,127	$1,218	$1,100	$1,206
	Third party sales volumes (thousands)	63	76	69	139	131
	Production volumes (thousands)	64	65	64	129	124